UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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VITAXEL GROUP LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VITAXEL GROUP LIMITED

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May _, 2018

An Annual Meeting of Stockholders (the “Meeting”) of Vitaxel Group Limited (the “Company”) will be held on July 13, 2018, at 10:00 a.m. at the offices of The Crone Law Group, 9665 Wilshire Boulevard, Suite 895, Beverly Hills, California 90212. At the Meeting the stockholders of the Company will be requested to vote on the following matters:

1.	to elect five directors to the Company’s Board of Directors to hold office until the next annual meeting;
2.	to authorize the amendment of our Articles of Incorporation for the purpose of increasing the authorized capital of the Company from seventy million (70,000,000) shares of common stock, $0.0001 par value per share, to two hundred million (200,000,000) shares of common stock, $0.0001 par value per share;
3.	to approve a non-binding advisory resolution supporting the compensation of our executive officers;
4.	to approve a non-binding advisory vote regarding the frequency of future non-binding advisory votes relating to future named executive officer compensation; and
5.	any other matters or other business as may properly come up for vote at the Meeting or any adjournments or postponements thereof

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors has fixed the close of business on June 6, 2018 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. If you are a record holder on the Record Date, you are eligible to vote with respect to these matters either personally or at the Meeting.

All stockholders are cordially invited to attend the Meeting in person. Your vote is important. Your shares can be voted at the Meeting only if you are present in person or represented by proxy. If you are not planning to attend the Meeting, we urge you to authorize your proxy in advance. You may authorize your vote by proxy over the Internet through the Company’s transfer agent, Globex Transfer, LLC at their website, https: _____________________, by clicking on the “Proxy Voting/Proxy Material Request/Internet Access” button. If you complete your proxy electronically over the Internet you do not need to return a proxy card. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote these shares.

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

VITAXEL GROUP LIMITED

Wisma Ho Wah Genting, No. 35

Jalan Maharajalela, 50150 Kuala Lumpur, Malaysia

PROXY STATEMENT FOR THE COMPANY’S

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 13, 2018

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement as well as the documents incorporated by reference in this Proxy Statement.

Why am I receiving these proxy materials?

The proxy materials describe the proposals on which our Board of Directors would like you, as a stockholder, to vote in favor of at the Meeting. It provides you with information on these proposals so that you can make an informed decision. We intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record entitled to vote at the Meeting.

Who can vote at the Meeting?

Stockholders who owned shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), as of the close of business on June 6, 2018 (the “Record Date”), may attend and vote at the Meeting. Each share held on the Record Date is entitled to one vote. There were 54,087,903 shares of Common Stock outstanding as of the Record Date.

What is the proxy card?

The proxy card enables you to appoint the person named therein as your representative to vote your shares at the Meeting, and to provide specific instructions as to how you wish your shares to be voted. By completing and returning the proxy card, you are authorizing this person to vote your shares at the Meeting in accordance with your instructions on the proxy card. By providing specific voting instructions for each proposal identified on the proxy card, your shares will be voted in accordance with your wishes whether or not you attend the Meeting. Even if you plan to attend the Meeting, we suggest that you complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, your appointed representative will vote your shares, under your proxy, according to their best judgment.

What matters am I voting on?

You are being asked to vote on (i) the election of five directors to the Company’s Board of Directors, (ii) the amendment to our Articles of Incorporation to increase the authorized capital of the Company from seventy million (70,000,000) shares of common stock to two hundred million (200,000,000) shares of common stock, (iii) the approval of a non-binding advisory resolution supporting the compensation of our officers and (iv) the approval of a non-binding advisory vote regarding the frequency of future non-binding advisory votes relating to future named executive officer compensation.

What is the difference between holding shares as a stockholder of record and holding shares as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank, broker dealer or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If on the Record Date, your shares were registered directly in your name with our transfer agent, Globex Transfer, LLC, then you are a stockholder of record who may vote at the Meeting. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card and provide specific voting instructions to ensure that your shares will be voted at the Meeting.

Beneficial Owner

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you are considered the beneficial owner of shares held “in street name”, and the Notice is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to instruct your nominee holder on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, broker dealer or other nominee holder. If you do not make this request, you can still vote by completing your proxy card and delivering the proxy card to your nominee holder; however, you will not be able to vote in person at the Meeting.

How do I vote?

A.        Stockholders of record (also called registered stockholders) may vote by any of the following methods:

1. By mail: if you request or receive proxy materials by mail, you may vote by completing the proxy card with your voting instructions and returning it in the postage-paid envelope provided.

If we receive your proxy card prior to the Meeting date and you have marked your voting instructions on the proxy card, your shares will be voted:

—	as you instruct, and

—	as your proxy representative may determine in their discretion with respect to any other matters properly presented for a vote at the Meeting.

If you return a signed proxy card, but do not provide specific voting instructions for each proposal, your shares will be voted by your proxy representative in the manner recommended by the Chairman of the Board of Directors on all matters presented in the Proxy Statement and as the proxy representative may determine in his discretion with respect to any other matters properly presented for a vote at the Meeting.

2. By Internet: read the proxy materials and follow the instructions provided in the Notice.

3. By toll-free telephone: read the proxy materials and call the toll-free number provided for in the proxy voting instructions.

4. In person at the Meeting.

B.       Beneficial Stockholders (shares held in “street name”). If your shares are held in the name of a broker, bank, broker dealer or other nominee holder of record, follow the voting instructions you receive from the holder of record to vote your shares. You must provide specific voting instructions to your broker, bank, broker dealer or other nominee holder of record in order for your shares to be voted in the proposal for election of directors.

If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

1. By Mail: If you request or receive printed copies of the proxy materials by mail, you may vote by completing the proxy card with your voting instructions and returning it to your broker, bank, broker dealer or other nominee holder of record prior to the Meeting.

2. By Internet. You may vote via the Internet by following the instructions provided in the Notice mailed to you by your nominee holder.

3. By toll-free telephone. You may vote by calling the toll-free telephone number found in the proxy voting instructions.

4. In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Meeting, you must obtain a valid proxy from the nominee organization that holds your shares.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending such Notice to the Company’s stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Board encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one proxy card?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

May I revoke my proxy?

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing an instrument of revocation or a duly executed proxy bearing a later date with the Company’s Chief Financial Officer at our principal executive offices located at Wisma Ho Wah Genting, No. 35, Jalan Maharajalela, 50150, Kuala Lumpur, Malaysia. The proxy may also be revoked by attending the meeting and voting in person. If it is not revoked, the proxy will be voted at the meeting in accordance with the stockholder’s instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted in accordance with the judgment of the proxy representation with respect to all matters brought before the Meeting or any adjournments thereof.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting.

What is a quorum and what constitutes a quorum?

A “quorum” is the number of shares that must be present, in person or by proxy, in order for business to be conducted at the Meeting. The required quorum for the Meeting is the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote as of the Record Date. As of such date, there were 54,087,903 shares issued and outstanding. Accordingly, a quorum will be present for the Meeting if an aggregate of at least 27,043,952 shares are present in person or by proxy at the Meeting.

How many votes are required to approve the nominees to the Board?

Directors are elected by a plurality of the votes cast in the election. The five nominees for director who receive the most votes will be elected. This is called a “plurality”. Any shares that are not voted, whether by abstention, broker non-votes or otherwise, will not affect the election of directors, except to the extent that the failure to vote for an individual will result in another individual receiving a larger proportion of the votes cast. If you indicate “withhold authority to vote” for a particular nominee on your proxy card, your vote will not count either for or against the nominee.

How many votes are required to approve the amendment to our Articles of Incorporation to increase the authorized share capital?

The approval of an amendment to our Articles of Incorporation to increase the authorized share capital from 70,000,000 shares to 200,000,000 shares requires the affirmative vote by the holders of a majority of shares that are present in person or by proxy at the Meeting, so long as a quorum is established at the Meeting. If you abstain from voting, your abstention will not count as a vote cast for or against the proposal.

How many votes are required to approve the non-binding proposals to approve the advisory resolution (i) supporting the compensation of our executive officers and (ii) regarding the frequency of future non-binding advisory votes relating to future named executive officer compensation?

The approvals of both non-binding proposals require the affirmative vote by the holders of a majority of shares that are present in person or by proxy at the Meeting, so long as a quorum is established at the Meeting. If you abstain from voting, your abstention will not count as a vote cast for or against the proposal.

With respect to both of these proposals, the advisory votes in respect to executive compensation will neither be binding on the Company or Board of Directors, nor will they create or imply any change in the fiduciary duties of or impose any additional fiduciary duties on, the Company or the Board of Directors. However, the Board of Director values the opinions expressed by the stockholders in these advisory votes and will consider the outcome of these votes in determining its compensation policies.

Where do I find the voting results of the Meeting?

We plan to announce preliminary voting results at the Meeting. We will also file a Current Report on Form 8-K with the Securities and Exchange Commission within four business days of the Meeting disclosing the final voting results.

Who is paying for this proxy’s solicitation process?

The enclosed proxy is solicited by the Board on behalf of the Company, and the Company is paying for the entire cost of the proxy solicitation process. Copies of the proxy material will be given to banks, brokerage houses and other institutions that hold shares that are beneficially owned by others. Upon request, we will reimburse these banks, brokerage houses and other institutions for their reasonable out-of-pocket expenses in forwarding these proxy materials to the stockholders who are the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers, or other employees.

Who can help answer my questions?

You can contact our corporate headquarters, at (603) 2143-2889, or send a letter to: Vitaxel Group Limited, Wisma Ho Wah Genting, No. 35, Jalan Maharajalela, 50150, Kuala Lumpur, Malaysia, Attention: Chief Financial Officer, with any questions about proposals described in this Proxy Statement or how to execute your vote.

VITAXEL GROUP LIMITED

Wisma Ho Wah Genting, No. 35

Jalan Maharajalela, 50150 Kuala Lumpur, Malaysia

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vitaxel Group Limited (the “Company”), for use at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at The Crone Law Group, 9665 Wilshire Boulevard, Suite 895, Beverly Hills, California 90212, or any adjournment thereof.

At the Meeting the stockholders of the Company will be requested to vote on the following matters:

1.	to elect five directors to the Company’s Board of Directors to hold office until the next annual meeting;
2.	to authorize the amendment of our Articles of Incorporation for the purpose of increasing the authorized capital of the Company from seventy million (70,000,000) shares of common stock, $0.0001 par value per share, to two hundred million (200,000,000) shares of common stock, $0.0001 par value per share;
3.	to approve a non-binding advisory resolution supporting the compensation of our executive officers;
4.	to approve a non-binding advisory vote regarding the frequency of future non-binding advisory votes relating to future named executive officer compensation;
5.	any other matters or other business as may properly come up for vote at the Meeting or any adjournments or postponements thereof

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors has fixed the close of business on June 6, 2018 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. If you are a record holder on the Record Date, you are eligible to vote with respect to these matters either personally or at the Meeting.

All stockholders are cordially invited to attend the Meeting in person. Your vote is important. Your shares can be voted at the Meeting only if you are present in person or represented by proxy. If you are not planning to attend the Meeting, we urge you to authorize your proxy in advance. You may authorize your vote by proxy over the Internet through the Company’s transfer agent, Globex Transfer, LLC at their website, https: _____________________, by clicking on the “Proxy Voting/Proxy Material Request/Internet Access” button. If you complete your proxy electronically over the Internet you do not need to return a proxy card. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote these shares.

Solicitation of proxies may be made by directors, officers and other employees of the Company. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Board of Directors of the Company. Whether or not you expect to attend the Meeting in person, and if you request and receive proxy materials by mail, please return your executed proxy card in the enclosed envelope and the shares represented thereby will be voted in accordance with your instructions.

This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about May __, 2018.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on July 13, 2018:

Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as filed with the Securities and Exchange Commission (“SEC”), will be furnished without charge to any stockholder upon written request to Vitaxel Group, Limited, Wisma Ho Wah Genting, No. 35, Jalan Maharajalela, 50150, Kuala Lumpur, Malaysia, Attention: Chief Financial Officer. This proxy statement and the Company’s 2017 Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as amended, are available on the SEC’s website at www.sec.gov.

REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Meeting and voting the shares of stock in person, or by delivering to the Chief Financial Officer of the Company at the principal office of the Company prior to the Meeting a written notice of revocation or a later-dated, properly executed proxy. If it is not revoked, the proxy will be voted at the meeting in accordance with the stockholder’s instructions indicated on the proxy card.

RECORD DATE

Stockholders of record at the close of business on June 6, 2018 (the “Record Date”) will be entitled to vote at the Meeting.

INTERNET AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

Under new rules adopted by the United States Securities and Exchange Commission (the “SEC”), the Company is making this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 available on the Internet instead of mailing a printed copy of these materials to each stockholder. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet.

If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

ACTION TO BE TAKEN UNDER PROXY

In the case of the Company receiving a signed proxy (“Proxy”) from a registered stockholder containing voting instructions “FOR” the election of each of the nominated directors, “FOR” the amendment increasing the share capital, “FOR” the non-binding resolution supporting the compensation of our management, and “FOR” one year as the frequency of future non-binding advisory votes relating to future named executive officer compensation, the person named in the Proxy (Lim Wee Kiat) (the “Proxy Representative”), will vote:

(1)	FOR the election of each of the persons named herein as nominees for directors of the Company;

(2)	FOR the amendment to the Articles of Incorporation increasing the number of shares of common stock which the Company is authorized to issue to two hundred million (200,000,000) shares;

(3)	FOR the non-binding advisory resolution supporting the compensation of our named executive officers; and

(4)	FOR “one year” as the frequency of future non-binding advisory votes relating to future named executive officer compensation; and

(5)	According to his judgment on the transaction of such matters or other business as may properly come up for vote at the Meeting or any adjournments or postponements thereof.

Please note that you do not have to vote FOR all the directors; you can vote for each director separately and independent of your vote for the other directors.

If the giver of the Proxy provides voting instructions to cast a vote AGAINST any or all of the nominated directors or any of the proposals, the Proxy Representative will vote such shares accordingly. If you ABSTAIN from voting on a proposal, your abstention will not count as a vote FOR or AGAINST the proposal. Also, in the case where no specific voting instructions are given to the Proxy Representative, the Proxy Representative will use his judgment to vote on any other items properly submitted for a vote at the Meeting.

VOTING SECURITIES

The number of shares of Common Stock issued and outstanding as of the Record Date for the Meeting was an aggregate of 54,087,903 shares issued and outstanding. Accordingly, a quorum will be present for the Meeting if an aggregate of at least 27,043,952 shares are present in person or by proxy at the Meeting.

A majority of the outstanding shares present in person or represented by proxy will constitute a “quorum” at the Meeting. The five nominees for director who receive the most votes will be elected. This is called a “plurality. If you do not vote for a particular nominee, your vote will not count either for or against such nominee. Nevada law provides that directors be elected by the plurality of votes cast at a meeting of stockholders except as otherwise provided in the Company’s Articles of Incorporation or By-Laws. The vote required for the approval to amend the Company’s Articles of Incorporation require approval by an affirmative majority of the votes cast. The vote required for approval of the two non-binding “say on pay” proposals is an affirmative majority of the votes cast.

Abstentions from voting and broker non-votes will operate as neither a vote “FOR” nor a vote “AGAINST” a nominee for director. Votes on all matters will be counted by a duly appointed inspector of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the Meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of May __, 2018, the number of shares of common stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director of the Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares.

Unless otherwise indicated below, the address of each person listed in the table below is c/o Vitaxel Group Limited, Wisma Ho Wah Genting, No. 35, Jalan Maharajalela, 50150, Kuala Lumpur, Malaysia,

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class

Directors and Executive Officers
Lim Wee Kiat	7,467,196	13.81%
Dato Lim Hui Boon	1,000,000	1.85%
Leong Yee Ming**	1,843,621	3.41%
Kay Wong-Alfariz	0	* %
Richard Anzalone	0	*
Lim Wai Khoong	40,552	* %

5% Stockholders:
Lim Ooi Hong(1)	4,453,071	8.23%
Lim Chun Yen(2)	12,263,345	22.67%
Lim Yi Chin	2,998,500	5.54%

All directors and executive officers as a group (6 persons)	10,351,369	19.14%

* Less than one percent.

(1)	Lim Ooi Hong’s address is No.2A Jalan Setia Tropika u13/20B Setia Eco Park, Selangor, Shan Alam 40170, Malaysia

(2)     Lim Chun Yen’s address is 792 Camenon East Tower, BIK 3B, Gasing Heights Condo, Petaling Jaya, Selangor, 46000, Malaysia.

(3)     Lim Yi Chin’s address is 11 Jln 6/149K Bandar Baru Sri Petaling, Kuala Lumpur 57100, Malaysia

** As a result of the acquisition by the Company of Grande Legacy which was consummated on January 3, 2018, we are obligated to issue Leong Yee Ming an additional 37,500,000 shares of common stock. The number provided above does not include said amount.

Certain Relationships and Related Transactions

The following reflects the related party transactions since January 1, 2016 that exceed the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year end for the last two completed fiscal years:

In 2015, we entered into a loan agreement with Lim Wee Kiat, our Chairman and Secretary. This loan was unsecured, interest-free and repayable or demand. As of December 31, 2017 and 2016, the amount due from Lee Wee Kiat was $0 and $1,482, respectively.

In 2015, we entered into a loan agreement with Leong Yee Ming, our Chief Executive Officer. This loan was unsecured, interest-free and repayable or demand. As of December 31, 2017 and 2016, the amount due from Leong Yee Ming was $0 and $3,945, respectively.

Our President, Dato Lim Hui Boon, is also the Group President of Ho Wah Genting Sdn Bhd. As of December 31, 2017 and 2016, we owed Ho Wah Genting Group Sdn Bhd $0 and $607,918 respectively, pursuant to a loan agreement. These amounts were unsecured, interest-free and repayable on demand.

Our former director, Lim Chun Hoo, is also a member of the board of directors of Ho Wah Genting Holiday Sdn Bhd. As of December 31, 2017, we owed Ho Wah Genting Holiday Sdn Bhd $1,703 pursuant to a loan agreement. We owed Ho Wah Genting Holiday Sdn Bhd $8,807 as of the end of December 31, 2016. These amounts were unsecured, interest-free and repayable on demand. In addition, we recognized an expense of $127,728 and $110,439 pertaining for event, traveling and accommodation expenses during the year ended December 31, 2017 and 2016, respectively, which was charged to Ho Wah Genting Holiday Sdn. Bhd.

Our Chairman and Secretary, Lim Wee Kiat, is also on the board of directors of Genting Highlands Taxi Services SDN BHD. We owed Genting Highlands Taxi Services SDN BHD $11,820 and $16,234 respectively as of December 31, 2017 and 2016 pursuant to a loan agreement.

Our Chairman and Secretary, Lim Wee Kiat, and our President, Dato Lim Hui Boon, are members of the board of directors of Vitaxel Corp. (Thailand) Ltd, of which we own 48% of its issued and outstanding shares. In addition, Lim Wee Kiat and Leong Yee Ming, our Chief Executive Officer, each own one share, or 0.00005% of Vitaxel Corp (Thailand) Ltd., and Dato Lim Hui Boon owns 200 shares, or 1.0% of Vitaxel Corp. (Thailand) Ltd. On August 15, 2016, we signed a license agreement with Vitaxel Corp. (Thailand) Ltd. Under the terms of this agreement, we granted Vitaxel Corp. (Thailand) Ltd an exclusive, non-transferable, revocable license to use our trademarks, brands, logos or service marks to market and operate our business and commercialize our online shopping and service platforms, including but not limited to our online shopping mall known as “Vionmall”, in Thailand for revenue share of 70% of the net profits for every three-month period. This license agreement was amended on August 21, 2016 to extend the term from three years with a three (3)-year renewal term to 10 years with a 10-year renewal term. Vitaxel Corp. (Thailand) Ltd paid us $ for royalties during the year ended December 31, 2017. In addition, the amount due from our associated company, Vitaxel Corp. (Thailand) Ltd., was $103,024 as of December 31, 2017. These amounts were unsecured, interest-free and repayable on demand.

We recognized an expense of $19,261 and $20,304 pertaining to rent during the year ended December 31, 2017 and 2016, respectively, which was paid to its affiliate, Ho Wah Genting Berhad. The operating lease commitment to Ho Wah Genting Berhad as of December 31, 2017 was $19,261.

We recognized an expense of $32,102 and $74,882 pertaining for website maintenance expense during the year ended December 31, 2017 and 2016, respectively, which was charged by our related company, Beedo Sdn. Bhd.

As described above, as a result of the consummation of Grande Legacy, we need to issue 37,500,000 shares of common stock to each of Lim Hui Sing and Leong Yee Ming.

See Note 10 to the audited financial statements included in the Annual Report for amounts due to and from associated parties.

PROPOSAL 1 — ELECTION OF DIRECTORS

We have nominated Lim Wee Kiat, Leong Yee Ming, Kay Wong-Alafriz, Richard Anzalone and Lim Wai Khoong as directors to serve until the next annual meeting of our stockholders or until their successors are elected. We expect that all of our nominees will be available for election.

There is no other arrangement or understanding between any of our directors and any other person pursuant to which any director was or is to be selected as a director.

We are not aware of any material proceedings to which any of our directors or executive officers or any associate of any such persons is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries. None of our officers or directors has been affiliated with any company that has filed for bankruptcy within the last ten years.

The following table sets forth the names, ages and positions of our current Board members who are our Board nominees:

Name	Age	Position(s)

Lim Wee Kiat (1)	37	Chairman (Director), Secretary and Chief Financial Officer
Leong Yee Ming (1)	50	Director and Chief Executive Officer
Kay Wong-Alafriz	41	Director
Richard Anzalone	56	Director
Lim Wai Khoong	52	Director

(1) Lim Wee Kiat and Leong Yee Ming are members of our Operations Committee which oversees our general day to day operations and reports to our Board of Directors. Dato Lim Hui Boon, our President, serves as Chairman of the Operations Committee.

Our directors are elected for a term of one year and serve until his or her successor is duly elected and qualified. Each executive officer serves at the pleasure of the Board.

BACKGROUND INFORMATION

Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Directors are elected by a plurality of the votes cast at the annual meeting of stockholders and hold office until the expiration of the term for which he or she was elected and until a successor has been elected and qualified.

A majority of the authorized number of directors constitutes a quorum of the Board of Directors for the transaction of business. The directors must be present at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors individually or collectively consent in writing to the action.

Executive officers are appointed by the Board of Directors and serve at its pleasure.

The principal occupation and business experience during at least the past five years for our directors is as follows:

Lim Wee Kiat – Chairman of the Board of Directors and Secretary

Lim Wee Kiat has served as our Chairman of the Board of Directors and Secretary since January 18, 2016, and since August 21, 2017 has served as our Chief Financial Officer. He has more than 10 years business experience with 5 years in the area of multi-level marketing and management. He has served as a Director and as President for Vitaxel since December 2013. Since June 2010, he has served as Executive Director for Ho Wah Genting Berhad in Kuala Lumpur, Malaysia (“Ho Wah Genting”), a public Malaysian corporation where his responsibilities include implementation of strategies, policies and decisions. Since December 2013, he has served in Kuala Lumpur, Malaysia as Vitaxel’s Chief Executive Officer. From April 2008 until March 2014 he served in Kuala Lumpur, Malaysia as Executive Director for HWG Tin Mining SDN BHD, a subsidiary of Ho Wah Genting. From June 2011 until August 2013 he served in Kuala Lumpur, Malaysia as a Non-Executive Director for ConnectCounty Holdings Berhad and from February 2014 until December 2014 as its Deputy Chief Executive Officer. He is a graduate of the University of Nottingham (United Kingdom) where he received a Bachelor of Science Degree in Computing and Information Systems in 2003. Lim Wee Kiat’s expertise in the Company’s industry led us to conclude that he would be a valuable member of the Board of Directors. As our director, he brings knowledge and strategic insight to the Board.

Leong Yee Ming – Chief Executive Officer and Director

Leong Yee Ming has served as our Chief Executive Officer and as a Director since January 18, 2016. He has more than 30 years of field and management experience in business, particularly in the network-marketing industry. Since November 2015, he has also served as the chief executive officer for Vitaxel Sdn. Bhd. From December 2013 until May 2015 he served as Chief Executive Officer for Grande Life, Inc. and Grand Legacy, Inc., corporations which he co-founded which are engaged in relationship marketing and lifestyle programs. From February 2011 until November 2013 he was a strategic consultant for MLM Co., in Asia and the United States. From April 2009 until January 2011 he was a Pioneer Leader/1st Diamond Executive in Kuala Lumpur, Malaysia for Asia – Velocity International Inc. From May 2005 until January 2009 he was the chief operating officer for Gano iTouchLife Worldwide Inc., a company which he co-founded in Singapore. From December 2002 until March 2005 he was a Pioneer Leader, International Systems Trainee and 8-Star Distributor for Tiens Health Development SDN BHD in Kuala Lumpur, Malaysia. Leong Yee Ming’ s expertise in the Company’s industry led us to conclude that he would be a valuable member of the Board of Directors. As our director, he brings knowledge and strategic insight to the Board.

Kay Wong-Alfariz – Director

Kay Wong-Alafriz has served as our Director since May 15, 2016. Presently, Kay Wong-Alafriz is the chief financial officer of Kabam Inc. From 2015 through 2016, Kay Wong-Alafriz served as the senior vice president of operations and finance for Mobetize Corp. (OTC-QB MPAY). From 2008 until 2015, Kay Wong-Alafriz served as a senior Finance Executive for Asian Coast Development (Canada) Ltd. From 2005 until 2008, Kay Wong-Alafriz served as a Senior Finance Executive for Imperial Parking Corporation. From 2004 until 2005, Kay Wong-Alafriz served as a Process Transformation (Finance, Strategy and Operations) Consultant and Senior Project Director for Great Canadian Gaming Corporation and Sierra Wireless Inc. From 2001 until 2004, Kay Wong-Alafriz served as the Director of Airport Improvement Fee Programs for the Vancouver International Airport Authority. Form 1998 until 2001, Kay Wong-Alafriz served as a Subject Matter Expert for the Investigations Branch and Claims Investigation Section of Worksafe BC. From 1994 until 1998, Kay Wong-Alafriz served as a Senior Financial Analyst and Expert Witness in Financial Crimes and Methodologies for the Royal Canadian Mounted Police. Kay Wong-Alafriz presently serves or has served as a board member for Supreme Windows (Calgary) Inc., a family owned business (2015-present); Blackrock Resources Ltd / Greenpower Motor Company Inc., a publicly traded company on the Toronto Stock Exchange, TSX Venture Exchange and OTCQB (2010-2015); CVM Minerals Ltd. / Ding He Mining Holdings Ltd, a Stock Exchange of Hong Kong Limited listed company (2007-2015); Vancouver Community College Foundation Board (2006-present); and Nagacorp Ltd., a Stock Exchange of Hong Kong Limited listed company (2003-2009). Kay Wong-Alafriz has been a member of the Institute of Chartered Accountants of British Columbia (CPA) since 1994, a member of the Institute of Corporate Directors (ICD) Corporate Governance College since 2006, a member of the Association of Certified Fraud Examiners (CFE) since 1996 and a member of the Institute of Internal Auditors since 2004. Kay Wong-Alfariz’s expertise in the Company’s industry led us to conclude that he would be a valuable member of the Board of Directors. As our director, he brings knowledge and strategic insight to the Board.

Richard Anzalone - Director

Richard Anzalone has served as our Director since April 3, 2017. Since January 2017, Mr. Anzalone has served as the Global Master Distributor for Vitaxel SDN BHD, our wholly owned subsidiary. From 2013 to 2016, Mr. Anzalone worked as a distributor at various companies in the Multi-Level- Marketing industry. Since 2006, Mr. Anzalone has also served as the Chief Executive Officer of Promethean Corp., a Nevada corporation that manufactures and distributes natural, soy-based candle wax, candle making supplies and other related products. Mr. Anzalone’s expertise in the Company’s industry led us to conclude that he would be a valuable member of the Board of Directors. As our director, he brings knowledge and strategic insight to the Board.

Mr. Anzalone was named in a grand jury indictment dated June 14, 2017 filed by the United States in the Western District of Kentucky, in which the defendants were charged with conspiracy to commit mail fraud, money laundering and other offenses. Mr. Anzalone was never a director or officer of the company charged in this matter.

Lim Wai Khoong - Director

Lim Wai Khoong has served as our Director since April 3, 2017. In 2016, Mr. Lim helped form Vitaxel Corporation Thailand Co., Limited, a Thailand registered company of which we own 47.99% of its current issued and outstanding shares. Since July 2016, Mr. Lim has served as its Chief Executive Officer. Mr. Lim is also a sole-proprietor and founder of Roizy Marketing, a Thai clothing manufacturing company formed in 1989 that distributes products throughout Thailand, Malaysia, Singapore, Taiwan, Philippine, and Saudi Arabia. Currently Mr. Lim’s clothing company is supplying garments to the Thai government. Lim Wai Khoong’s expertise in the Company’s industry led us to conclude that he would be a valuable member of the Board of Directors. As our director, he brings knowledge and strategic insight to the Board.

Family Relationships

Except for the father and son relationship between Dato Lim Hui Boon, our President, and Lim Wee Kiat, our Chairman of the Board of Directors and Secretary, there are no family relationships among our directors or executive officers.

Involvement in Legal Proceedings

Other than the indictment naming Mr. Anzalone, there are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.

Board Committees

Our Board of Directors does not currently have a compensation committee or nominating and corporate governance committee because, due to the Board of Director’s composition and our relatively limited operations, the Board of Directors is able to effectively manage the issues normally considered by such committees. Our Board of Directors may undertake a review of the need for these committees in the future.

Audit Committee and Financial Expert

We do not have an audit committee financial expert because we believe the cost related to retaining a financial expert at this time is prohibitive. We have no separate audit committee at this time. The entire Board of Directors oversees our audits and auditing procedures. Neither of our directors is an “audit committee financial expert” within the meaning of Item 407(d)(5) of SEC regulation S-K.

Compensation Committee

We have no separate compensation committee at this time. The entire Board of Directors oversees the functions which would be performed by a compensation committee.

Code of Ethics

We do not have a Code of Ethics.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% percent of our equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Based solely on our review of copies of such reports and representations from the Reporting Persons, we believe that during the fiscal year ended December 31, 2016, all reporting persons complied with all applicable Section 16(a) filing requirements except that Lim Wee Kiat filed a late Form 3; Leong Yee Ming filed a late Form 3; Kay Wong-Alafriz did not file a Form 3; Richard Anzalone did not file a Form 3; Lim Wai Khong did not file a Form 3; Lim Chun Yen filed a late Form 3 and did not file a Form 4 and Lim Chun Hoo filed a late Form 3 and did not file a Form 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FIVE DIRECTOR NOMINEES.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2017, the Board acted by written consent on nine occasions. Each of the Company’s incumbent directors participated in all of such consents.

Policy Regarding Attendance at Annual Meetings of Stockholders

Our Board of Directors has not adopted a policy that each director is expected to attend annual meetings of its stockholders. We have never held an annual meeting of stockholders.

Director Independence

We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” and, as a result, we are not at this time required to have our Board of Directors comprised of a majority of “independent directors.” However, we believe that Kay Wong-Alafriz is an “independent” director as that term is defined in the listing standards of the NASDAQ stock market and in SEC rules.

Leadership Structure and Risk Oversight

Currently, the position of Chief Executive Officer and Chairman of the Board are held by two different individuals. Two of our directors are members of our Operations Committee, which oversees our general day to day operations and reports to our Board of Directors. Dato Lim Hui Boon, our President who is not a member of our Board, serves as Chairman of the Operations Committee. Our senior management manages the risks facing the Company under the oversight and supervision of the Board, including general business risks such as economic and regulatory risks. Management is responsible for day-to-day oversight of the risk management processes.

The President has close to twenty years of experience in senior executive general management positions where risk evaluation is required and continuous. The CEO has twenty years of experience in this industry that requires constant risk evaluation.

Each member of our management team evaluates the risks of daily decisions, consults with others who may have more experience in a particular area and acts accordingly.

Risk management is an integral part of board deliberations and decisions. The industry specific experience of some members is balanced by the general business experience of others and the accounting expertise of still others. Consequently, deliberations incorporate different and, sometimes, divergent perspectives that enhance the awareness of particular risks. The board makes policies and decisions to minimize those risks. There is no effect on the board’s leadership structure.

Stockholder Communications with Directors

The Company has no established procedures for stockholders to communicate directly with the Board of Directors. Due to the Company’s small size, stockholders can contact the Board of Directors by mail at Vitaxel Group Limited, Wisma Ho Wah Genting, No. 35, Jalan Maharajalela, 50150, Kuala Lumpur, Malaysia, Attention: Board of Directors. All communications made by this means will be received by the Chairman of the Board.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers by any person for all services rendered in all capacities to us for the last two fiscal years ended on December 31, 2017 and 2016.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Stock Awards (US$) (2)	Option Awards (#shares)	Non-Equity Incentive Plan Compensation (US$)	Nonqualified Deferred Compensation Earnings (US$)	All Other Compensation (US$)	Total (US$)

Andriy Berezhnyy	2017	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
(CEO) (1)	2016	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Dato Lim Hui Boon	2017	-0-	46,531	1,100,000	-0-		-0-	-0-	1,146,531
(President) (2)(3))	2016	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Lim Wee Kiat	2017	43,274	23,265	1,100,000	-0-	-0-	-0-	5,193	1,171,732
(Chairman, Secretary and CFO) (2)(4)(5)	2016	17,433	-0-	-0-	-0-	-0-	-0-	-0-	17,433

Leong Yee Ming	2017	33,502	23,265	1,100,000	-0-	-0-	-0-	-0-	1,156,767
(CEO) (2)	2016	49,395	-0-	-0-	-0-	-0-	-0-	-0-	49,395

(1)	On January 18, 2016, Mr. Berezhnyy resigned as our CEO and director.
(2)	Reflects compensation received from VXEL.
(3)	Dato Lim Hui Boon was appointed President as of March 15, 2016. We intended to compensate Dato Lim Hui Boon at the monthly rate of 25,000 Ringgit Malaysia (approximately US $6,070) upon his appointment. However, due to weaker performance by the Company, we made no payments to Dato Lim Hui Boon in 2017.
(4)	Lim Wee Kiat served as our President from January 18, 2016 to March 15, 2016.
(5)	Lim Wee Kiat was appointed CFO as of August 21, 2017.

We have no plans in place and have never maintained any plans that provide for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred contribution plans and nonqualified deferred contribution plans.

Except as indicated below, we have no contracts, agreements, plans or arrangements, whether written or unwritten, that provide for payments to the named executive officers listed above.

Outstanding Equity Awards at Fiscal Year-End

We have one compensation plan approved by our board of directors and stockholders, the 2016 Plan. As of the end of our last completed fiscal year, we had no outstanding equity awards. See “Description of Securities” below for more information.

In 2017, the Company has granted and issued 1,000,000 shares of common stock of the Company to Dato Lim Hui Boon, President of the Company; 1,000,000 shares of common stock of the Company to Leong Yee Ming, CEO of the Company; and 1,000,000 shares of common stock of the Company to Lim Wee Kiat, Chairman of the Board.

Employment Agreements

On December 1, 2014 Vitaxel executed a Letter of Appointment with Yee Hing Yip pursuant to which Yee Hing Yip serves as Vitaxel’s Marketing Director at a salary of RM6,000 per month (approximately US$1,370 per month). Pursuant to the Letter of Appointment, Yee Hing Yip also receives a mobile phone allowance of RM150 per month, a parking allowance of RM150 per month and a mileage allowance. He is also eligible to receive performance based bonuses at the discretion of Vitaxel on December 31 of each year of employment. The Letter of Appointment may be terminated by either party upon one-months’ prior written notice or the payment of one-months’ salary in lieu of notice. During the term of his employment by Vitaxel, Yee Hing Yip may not engage in any employments which conflict with Vitaxel’s business or interests.

On March 24, 2015 Vitaxel executed a Letter of Appointment with Lee Wei Boon pursuant to which Lee Wei Boon has served as Vitaxel’s Finance Manager since May 5, 2015 at a salary of RM8,000 per month (approximately US$1,827 per month). The Letter of Appointment may be terminated by either party upon three-months’ prior written notice or the payment of three-months’ salary in lieu of notice. During the term of his employment by Vitaxel, Lee Wei Boon may not engage in any employments which conflict with Vitaxel’s business or interests.

On November 1, 2015 Vitaxel entered into a Consulting Services Agreement (the “Consulting Agreement”) with Leong Yee Ming pursuant to which Leong Yee Ming provides management services. The Consulting Agreement expires July 31, 2016. Pursuant to the Consulting Agreement, Leong Yee Ming receives a monthly consulting fee of RM12,000 per month (approximately US$2,740 per month) and an expense allowance of RM2,000 per month. The Consulting Agreement may be terminated by either party by providing the other with written notice of termination not less than one month prior to the date of termination.

Effective February 5, 2015, Vitaxel executed a Letter of Appointment with Lim Boon Seng pursuant to which Lim Boon Seng serves as Vitaxel’s Global Business Development Manager at a monthly salary of RM5,000 (approximately US$1,142 per month). Mr. Lim Boon Seng is also eligible to receive performance based bonuses at the discretion of Vitaxel on December 31 of each year of employment. The Letter of Appointment may be terminated by either party upon one-months’ prior written notice or the payment of one-months’ salary in lieu of notice. During the term of his employment by Vitaxel, Lim Boon Seng may not engage in any employments which conflict with Vitaxel’s business or interests.

Since April 1, 2014, Lim Wee Kiat has served as a Director and Director of Operations for Vitaxel at a monthly salary of RM5,000 (approximately US$1,142 per month). Lim Wee Kiat also receives a monthly expense allowance of RM2,000 per month. He is eligible to receive performance based bonuses at the discretion of Vitaxel on December 31 of each year of employment. Either party may terminate the employment arrangement by providing the other with three- months’ advance written notice or the payment of three-months’ salary in lieu of notice. During the term of his employment by Vitaxel, Lim Wee Kiat may not engage in any employments which conflict with Vitaxel’s business or interests.

On October 28, 2015, Vionmall executed a Letter of Appointment with Wong Chien Nan pursuant to which Wong Chien Nan has been serving as Vionmall’s Chief Executive Officer since November 1, 2015 at a monthly salary of RM8,000 per month (approximately US$1,827 per month). Wong Chen Nan also receives gas, travel and communications allowances. The Letter of Appointment may be terminated by either party upon two months’ prior written notice or the payment of two months’ salary in lieu of notice. During the term of his employment by Vionmall, Wong Chien Nan may not engage in any employments which conflict with Vionmall’s business or interests.

None of the Company’s executive officers have employment agreements directly with the Company, although they may enter into such agreements in the future.

Director Compensation

Neither we, Vitaxel or Vionmall have compensated our directors, in their capacities as such, since our respective formations.

Compensation Risk Management

We have not considered the risks associated with our compensation policies and practices for all employees, but management believes we have designed our compensation policies and practices in a manner that does not create incentives that could lead to excessive risk taking that would have a material adverse effect on us.

The Role of Stockholder Say-on-Pay Votes

The Company is providing its stockholders with the opportunity to cast an advisory vote on executive compensation (a “say-on-pay proposal”). The Board of Directors will consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the named executive officers.

PROPOSAL 2 - AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

The principal purpose of the proposed amendment to the Articles of Incorporation is to authorize additional shares of common stock. We are currently obligated to issue 75,000,000 shares of common stock to the two sellers of Grande Legacy Ltd., Lim Hui Sing and Leong Yee Ming. If the stockholders agree to this proposal to amend the Articles of Incorporation, we will then be able to issue 37,500,000 shares to each of the two former shareholders of Grande Legacy. Leong Yee Ming, is the Chief Executive Officer and a director of our Company, and Lim Hui Sing is the brother of our President, Dato Lim Hui Boon.

Other than said issuance, the Company currently has no plans to issue any shares of common stock. If the amendment is adopted, we will have shares available in the event our Board determines that it is necessary and appropriate to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners and/or similar transactions or for other corporate purposes. The availability of additional shares of common stock is particularly important in the event that our Board needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking shareholder approval in connection with a contemplated issuance of common stock.

The increase in authorized common stock will not have any immediate effect on the rights of existing shareholders. However, the Board will have the authority to issue authorized common stock without requiring future shareholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. The holders of common stock have no preemptive rights and the Board has no plans to grant such rights with respect to any such shares.

The text of the proposed Certificate of Amendment to our Articles of Incorporation which contains the increase in the authorized common stock is attached hereto as Appendix A.

Under our current Articles of Incorporation, as amended, we have the authority to issue 70,000,000 shares of common stock. As of the Record Date, 54,087,903 shares of common stock were issued and outstanding.

After taking into consideration our current outstanding equity obligations, in order to have sufficient shares to provide a more favorable capital structure for such purposes as equity financing, stock-based acquisitions and strategic partnerships which may require that additional shares be available for issuance, our Board has determined that it is in the best interest of our shareholders to increase the number of authorized shares of our common stock from 70,000,000 to 200,000,000.The additional common stock to be authorized will become part of the existing class of common stock and will have the same par value, the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the shares of our common stock now authorized. The Certificate of Amendment will not affect the terms of the outstanding common stock or the rights of the holders of the common stock. However, increasing the number of authorized shares of common stock may result in potential disadvantages incidental to issuing such additional stock and thereby increasing the number of outstanding shares of common stock, such as dilution of the earnings per share, which could have a depressive effect upon the market value of our common stock and an adverse effect on the voting rights of current holders of our common stock as their percentage ownership in our company would be reduced.

The Board believes that the potential benefit of increasing the number of the Company’s authorized shares of common stock outweighs the potential disadvantages associated with the increase in the authorized shares of common stock.  The Board believes that such increase would provide greater flexibility to pursue corporate transactions and relationships which have the potential to facilitate the Company’s growth and development and its ability to compete successfully. If we fail to facilitate growth and development, we may not be able to generate revenues or achieve profitability, and our stockholders may lose their entire investment in us. Other than a proposed acquisition of a British Virgin Islands company which will require us to issue more shares than we are currently authorized to issue, the Board does not currently have any plans for additional financings or acquisitions. If the Board of Directors approves the proposed acquisition, the Company will file a Current Report on Form 8-K disclosing the terms of the proposed acquisition.

Effects of Issuing Additional Common Stock

Our shareholders do not have any preemptive right to subscribe to any additional issue of stock of the Company. Future issuances of common stock or securities convertible into common stock would have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders. In addition, the future prospect of sales of significant amounts of shares held by our shareholders could affect the market price of our common stock if the marketplace does not adjust to the increase in shares in the market in an orderly manner and the value of our shareholders’ investment in our company may decrease. A significant ownership stake held by one party may discourage a potential acquirer from attempting to obtain control of us, which in turn could reduce our stock price or prevent our shareholders from realizing a premium over our stock price.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO INCREASE THE AUTHORIZED SHARE CAPITAL OF COMMON STOCK.

The Board has approved the amendment to our Articles of Incorporation for the purpose of increasing the authorized capital from 70,000,000 shares of common stock, par value $0. 0001 per share to 200,000,000 shares of common stock, par value $0.0001 per share and authorized and recommends that shareholders of the Company vote FOR approval of the increase in the number of authorized shares of common stock.

IN THE EVENT THAT THIS PROPOSAL NO. 2 IS APPROVED, THE BOARD WILL FILE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION SUBSTANTIALLY IN THE FORM ATTACHED TO THIS PROXY.

PROPOSAL 3 - APPROVAL OF ADVISORY RESOLUTION SUPPORTING THE COMPENSATION OF OUR EXECUTIVE OFFICERS

General

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Section 14A of the Securities Exchange Act of 1934, as amended, our stockholders are being asked to vote, on an advisory basis, to approve the compensation of its management team as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the compensation of the Company’s Named Executive Officer and the rest of the management team. For purposes of this Proxy Statement, Leong Yee Ming is the sole “Named Executive Officer”.

Compensation Program and Philosophy

Our executive compensation program is designed to attract, reward and retain key employees, including our Named Executive Officer, who are critical to the Company’s long-term success. Stockholders are urged to read the “Executive Compensation” section of this Proxy Statement for greater detail about the Company’s executive compensation programs, including information about the fiscal year 2016 compensation of the Named Executive Officer and the other officers of the Company.

The stockholders are asked to indicate their support for the compensation of the Company’s Named Executive Officer and the management team as described in this Proxy Statement by voting in favor of the following resolution:

RESOLVED, that the stockholders approve the compensation of the Named Executive Officer of Vitaxel Group Limited, as disclosed in the “Executive Compensation”, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2017 Annual Meeting of Stockholders.

Even though this say-on-pay vote is advisory and therefore will not be binding on the Company, the Company values the opinions of its stockholders. Accordingly, to the extent there is a significant vote against the compensation of the Named Executive Officer and management, the Board of Directors will consider stockholder concerns and will evaluate what actions, if any, may be necessary or appropriate to address those concerns. You may vote “for,” “against,” or “abstain” from the proposal to approve on an advisory basis the compensation of our Named Executive Officer and the other current officers of the Company.

THE BOARD OF DIRECTORS RECOMMEND A VOTE SUPPORTING THE COMPENSATION OF THE NAMED EXECUTIVE OFFICER AND THE OTHER OFFICERS.

PROPOSAL 4 - APPROVAL OF ADVISORY RESOLUTION SUPPORTING THE COMPENSATION OF MANAGEMENT

General

Pursuant to the Dodd-Frank Act and Section 14A of the Securities Exchange Act of 1934, as amended, we are also asking our stockholders to provide their input with regard to the frequency of future advisory “say on pay” votes on the compensation of future named executive officers, such as the proposal contained in Proposal 4 above. In particular, we seek your input on whether the advisory vote on executive compensation should occur once every year, every two years or every three years.

After considering this agenda item, the Board of Directors has determined that an advisory vote on executive compensation every year is the appropriate interval for conducting and responding to a “say on pay” vote. By providing an advisory vote on executive compensation every year, stockholders will be able to provide the Company with direct input on its compensation philosophy, policies and practices after having enough time to view its impact on the Company’s business.

Vote Required

Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, stockholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: one year, two years, three years or abstain.

Even though your vote is advisory and therefore will not be binding on the Company, the Board of Directors values the opinions of our stockholders and will consider the stockholder vote on the frequency of the vote on the future compensation of our future named executive officers. Nevertheless, the Board of Directors may decide to hold a non-binding advisory vote on future compensation of future named executive officers more or less frequently than the option voted by the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ONE YEAR AS THE PREFERRED FREQUENCY FOR THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION OF THE FUTURE COMPENSATION OF THE COMPANY’S FUTURE NAMED EXECUTIVE OFFICERS.

INFORMATION ABOUT OUR AUDITORS

Audit Fees

The aggregate fees billed in each of the fiscal years ended December 31, 2017 and December 31, 2016 for professional services rendered by the principal accountant for the audit of our annual financial statements and quarterly review of the financial statements included in our Form 10-K and Form 8-K, respectively, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $66,500 and $63,500, respectively.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

As we progress in our business plans and add directors, an audit committee will be established. Until then, there are no formal pre-approval policies and procedures. Nonetheless, the auditors engaged for these services are required to provide and uphold estimates for the cost of services to be rendered. The only services they provide are for audited statements. The percentage of hours expended on B F Borgers CPA PC’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

For those registered stockholders of the Company that will receive a full set of the proxy materials in the mail, a copy of the Company’s Annual Report will accompany this Proxy Statement. For those stockholders that will receive only the Notice, this Proxy Statement, our Annual Report, any amendments to the foregoing materials that are required to be furnished to stockholders, and the proxy card or voting instruction form will be available at www:_____________________. The Notice contains instructions on how to access the proxy materials over the Internet and vote online. These materials contain detailed information about the Meeting, the proposals to be considered, our Board’s nominees for directors and other information concerning the Company.

If you received only the Notice and would like to receive a copy of the printed proxy materials, we will deliver promptly, upon written or oral request, a written copy of the Proxy Statement, the Annual Report, proxy card with voting instructions, and any amendments to the foregoing materials that are required to be furnished to stockholders. A stockholder who wishes to receive written copies of the proxy materials, now or in the future, may obtain one, without charge, by writing to the Vitaxel Group Limited, Wisma Ho Wah Genting, No. 35, Jalan Maharajalela, 50150, Kuala Lumpur, Malaysia, by telephoning us at (603) 2143-2889.

STOCKHOLDER PROPOSALS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2019 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible, the stockholder proposals must be received by our Secretary at our principal executive no later than December 1, 2018. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) shares of common stock equal to either (a) $2,000 in market value or (b) 1% of our outstanding common stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the 2018 Annual Meeting of Stockholders, other than one that will be included in our proxy materials, must notify us no later than December 1, 2018. If a stockholder who wishes to present a proposal fails to notify us by such date, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Securities and Exchange Commission (“SEC”) allows us to “incorporate by reference” into this Proxy Statement certain of the information we have filed with the SEC. This means that we can disclose important information by referring you to those documents. All documents that we file with the SEC on or after the date of this Proxy Statement pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), prior to the Annual Meeting, will be deemed to be incorporated by reference into this Proxy Statement and to be a part of it from the date of filing of such documents. We are not, however, incorporating by reference any documents or portions thereof, whether specifically listed below or filed in the future, that are not deemed “filed” with the SEC under its rules and regulations, including information furnished pursuant to Item 2.02 or 7.01 of a Current Report on Form 8-K. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in it or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this Proxy Statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

We incorporate by reference the following documents that we have filed with the SEC, and any filings that we make with the SEC in the future, under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, until the Meeting has been held:

●	Our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on April 17, 2018;

●	Our Quarterly Report on Form 10-Q for the period ended March 31, 2018 filed on May __, 2018;

●	Our Current Report on Form 8-K filed on May __2018.

Copies of any documents incorporated by reference in this Proxy Statement are available free of charge by writing to Vitaxel Group Limited, Wisma Ho Wah Genting, No. 35, Jalan Maharajalela, 50150, Kuala Lumpur, Malaysia, by telephoning us at (603) 2143-2889.

These documents, as well as various other reports, proxy statements and other information, may also be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding the company and other issuers that file electronically with the SEC. The address of the SEC’s internet site is www.sec.gov. This information is also available on our website at www.hpev.com. Except as otherwise stated above, information contained on these websites is not incorporated by reference into and does not constitute a part of this Proxy Statement.

OTHER BUSINESS

The Board of the Company is not aware of any other matters to come before the Meeting. If any other matter should come before the meeting, the proxy representative will vote the proxy according to his best judgment.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

IN ACCORDANCE WITH RULE 14A-3(E)(1) UNDER THE EXCHANGE ACT, ONE PROXY STATEMENT WILL BE DELIVERED TO TWO OR MORE STOCKHOLDERS WHO SHARE AN ADDRESS, UNLESS WE HAVE RECEIVED CONTRARY INSTRUCTIONS FROM ONE OR MORE OF THE STOCKHOLDERS. WE WILL DELIVER PROMPTLY UPON WRITTEN OR ORAL REQUEST A SEPARATE COPY OF THE PROXY STATEMENT TO A STOCKHOLDER AT A SHARED ADDRESS TO WHICH A SINGLE COPY OF THE PROXY STATEMENT WAS DELIVERED. REQUESTS FOR ADDITIONAL COPIES OF THE PROXY STATEMENT, AND REQUESTS THAT IN THE FUTURE SEPARATE PROXY STATEMENTS BE SENT TO STOCKHOLDERS WHO SHARE AN ADDRESS, SHOULD BE DIRECTED TO VITAXEL GROUP LIMITED, WISMA HO WAH GENTING, NO. 35, JALAN MAHARAJALELA, 50150, KUALA LUMPUR, MALAYSIA, ATTENTION: CHIEF FINANCIAL OFFICER. IN ADDITION, STOCKHOLDERS WHO SHARE A SINGLE ADDRESS BUT RECEIVE MULTIPLE COPIES OF THE PROXY STATEMENT MAY REQUEST THAT IN THE FUTURE THEY RECEIVE A SINGLE COPY BY CONTACTING US AT THE ADDRESS SET FORTH IN THE PRIOR SENTENCE.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2016 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES), AS AMENDED, IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO WISMA HO WAH GENTING, No. 35, JALAN MAHARAJALELA, 50150, KUALA LUMPUR, MALAYSIA, ATTENTION: CHIEF FINANCIAL OFFICER.

By Order of the Board of Directors

Lim Wee Kiat
Chairman of the Board

Kuala Lumpur, Malaysia

May __, 2018

VITAXEL GROUP LIMITED

PROXY

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 13, 2018. THIS PROXY IS SOLICITED ON BEHALF OF THE CHAIRMAN OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Stockholders and Proxy Statement of Vitaxel Group Limited in connection with the 2018 Annual Meeting to be held on June 13, 2018, and appoints Lim Wee Kiat, proxy with power of substitution, for and in the name of the undersigned, and hereby authorizes him to represent and to vote, all the shares of common stock of Vitaxel Group Limited, a Nevada corporation (“Company”), that the undersigned would be entitled to vote, subject to and in accordance with the terms of the Proxy Statement, at our Annual Meeting of Stockholders (“Annual Meeting”) on June 13, 2018 and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting, hereby revoking any proxy heretofore given. The proxy holder appointed hereby is further authorized to vote in his discretion upon such other business as may properly come before the Annual Meeting. This proxy will be voted as specified. If no direction is made, this proxy will be voted in favor of proposals 1 and 2, abstain from voting for proposal 3 and for “one year” for proposal 4.

ON PROPOSAL 1, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

ON PROPOSAL 2, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” AN INCREASE IN THE AMOUNT OF SHARES OF COMMON STOCK THE COMPANY IS AUTHORIZED TO ISSUE.

ON PROPOSAL 3, THE BOARD OF DIRECTORS RECOMMEND A VOTE SUPPORTING THE NAMED EXECUTIVE OFFICER AND THE OTHER OFFICERS.

ON PROPOSAL 4, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “ONE YEAR”.

☒  Please mark your votes as in this example using dark ink only.

1.           The election of the following nominees to the Company’s Board of Directors to serve until the 2019 Annual Meeting of Stockholders: Lim Wee Kiat, Leong Yee Ming, Kay Wong-Alafriz, Richard Anzalone and Lim Wai Khoong:

FOR	☐
all nominees
(except as marked
to the contrary below)

WITHHOLD ☐
AUTHORITY
to vote for all
nominees listed above

FOR ALL EXCEPT ☐

Lim Wee Kiat ☐
Leong Yee Ming ☐
Kay Wong-Alafriz ☐
Richard Anzalone ☐
Lim Wai Khoong ☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and check the box next to each nominee you wish to withhold authority.

2.       The authorization of the amendment to our Articles of Incorporation for the purpose of increasing the authorized capital of the Company from seventy million (70,000,000) shares of common stock, $0.0001 par value per share, to two hundred million (200,000,000) shares of common stock, $0.0001 par value per share.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.       The approval of a non-binding advisory proposal approving a resolution supporting the compensation of named executive officers.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.       The approval of a non-binding advisory vote on the frequency of an advisory vote on compensation of named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
☐	☐	☐	☐

In his discretion, the proxyholder is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, all as set out in the Notice and Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

Please sign exactly as your name appears and return this proxy card immediately in the enclosed stamped self-addressed envelope.

Signature(s) ____________________                                                                     Signature _____________________

Dated: _________________

NOTE: Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. Executors, administrators, attorneys, trustees, or guardians should state full title or capacity. Joint owners should each sign. If signer is a partnership, please sign in partnership name by authorized person.